SUMMARY OF RECONCILIATION OF STATUTORY FEDERAL INCOME TAX RATE AND EFFECTIVE INCOME TAX RATE (Details)	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Expected federal income tax rate	21.00%	21.00%	21.00%
State taxes, net of federal tax benefit		7.10%	8.40%
Tax credits		1.90%	2.60%
Deferred tax adjustments		2.80%	4.30%
Change in valuation allowance		(32.80%)	(36.30%)
Income tax expense		0.00%	0.00%